UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2023

Evolve Transition Infrastructure LP
(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, Evolve Transition Infrastructure LP (the “Partnership”) received notice on June 6, 2023 from the NYSE American LLC (“NYSE”) that the Partnership was not in compliance with the continued listing standards set forth in Section 1003(f)(v) of the NYSE American Company Guide and disclosed that NYSE Regulation has determined to commence proceedings to delist the Partnership’s common units representing limited partner interests in the Partnership (“Common Units”) from the NYSE due to the low selling price of the Common Units. On June 13, 2023, the Partnership submitted formal written notice exercising its right to a review of NYSE Regulation’s delisting determination in accordance with the NYSE delisting procedures and awaits an oral hearing regarding the Partnership’s continued listing.
The delisting of the Common Units will be stayed pending the conclusion of the review process, while the trading suspension that was implemented on June 6, 2023 will remain in effect. If the Partnership is successful in its appeal of NYSE Regulation’s determination to commence delisting proceedings, the Common Units may resume trading on the NYSE. In the interim, the Common Units will continue to trade on the over-the-counter market under the symbol “SNMP.”
Item 8.01 Other Events.
As previously disclosed, the Partnership announced a one-for-thirty reverse split (the “Split”) of its Common Units on May 22, 2023. The Split was expected to be effective as of the opening of trading on June 14, 2023.
On June 13, 2023, the Partnership issued a press release announcing that it is amending the date for the previously announced Split due to the fact that the Split is subject to review by the Financial Industry Regulatory Authority (“FINRA”) as a result of the Common Units initiating trading on the over-the-counter market on June 7, 2023. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated June 13, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE TRANSITION INFRASTRUCTURE LP
	By:	Evolve Transition Infrastructure GP LLC, its general partner

Date: June 14, 2023	By:	/s/ Charles C. Ward
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary